UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 14, 2019

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 61,790,099 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 14, 2019, representing approximately 87.3% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Christopher J. O’Connell	54,346,485	2,943,767	317,029	4,182,818
Linda Baddour	57,165,668	353,227	88,386	4,182,818
Michael J. Berendt, Ph.D.	55,525,410	1,964,170	117,701	4,182,818
Edward Conard	55,372,264	2,118,351	116,666	4,182,818
Laurie H. Glimcher, M.D.	55,619,850	1,873,704	113,728	4,182,817
Gary E. Hendrickson	57,158,640	356,110	92,531	4,182,818
Christopher A. Kuebler	54,842,639	2,673,405	91,237	4,182,818
Flemming Ornskov, M.D., M.P.H.	56,914,925	601,464	90,892	4,182,818
JoAnn A. Reed	55,846,026	1,672,562	88,693	4,182,818
Thomas P. Salice	53,706,366	3,642,482	258,433	4,182,818

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s board of directors.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	For	Against	Abstain	Broker Non-Votes
	59,081,646	2,609,012	99,441	—

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm was approved.

PROPOSAL 3. NON-BINDING VOTE ON EXECUTIVE COMPENSATION	For	Against	Abstain	Broker Non-Votes
	45,958,275	11,533,914	115,092	4,182,818

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 16, 2019	By:	/s/ SHERRY L. BUCK
		Name:	Sherry L. Buck
		Title:	Senior Vice President and Chief Financial Officer